UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 15, 2012

White River Capital, Inc.
(Exact name of registrant as specified in its charter)

Indiana	000-51493	35-1908796
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6051 El Tordo, P.O. Box 9876, Rancho Santa Fe, California		92067
(Address of principal executive offices)		(Zip Code)

(858) 997-6740
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 15, 2012, White River Capital, Inc. (“White River”) and its wholly-owned subsidiary, Coastal Credit, L.L.C. (“Coastal Credit”), entered into a Second Amendment to Employment Agreement and First Amendment to Amended and Restated Terms of Long-Term Cash Incentive Award (the “Second Amendment”) with William E. McKnight, the President and Chief Executive Officer of Coastal Credit.  The Second Amendment will only become effective upon the closing of the previously announced merger of White River and Coastal Credit Merger Sub, Inc., an affiliate of Parthenon Capital Partners (the “Merger”).  If the closing of the Merger does not occur, the Second Amendment will have no effect, and Mr. McKnight’s employment will be governed by the terms of the Employment Agreement dated May 18, 2009 between Coastal Credit, White River, and Mr. McKnight, as amended by a First Amendment to Employment Agreement dated May 10, 2011, along with the Amended and Restated Terms of Long-Term Cash Incentive Award dated May 10, 2011.  The following is a description of the material terms of the Second Amendment to Mr. Knight’s employment agreement.

Under the Second Amendment, Mr. McKnight’s annual performance bonus opportunity has been amended to provide that upon the closing of the Merger, with respect to any calendar year after 2012 (or shorter period if Mr. McKnight’s employment is terminated prior to the end of the calendar year), Mr. McKnight will receive a guaranteed annual bonus payment of $150,000, plus 1% of the annual normalized net pre-tax income of Coastal Credit or its successor for such calendar year (or shorter period) if Coastal Credit or its successor has annual normalized net pre-tax income of $16 million or more for such calendar year (or shorter period).  Mr. McKnight will be paid this annual performance bonus within 30 days after the end of each calendar year (or shorter period) that occurs subsequent to 2012.

Additionally, the Second Amendment provides that upon the closing of the Merger, the unvested installments of Mr. McKnight’s long-term cash incentive award will vest, and such installments will be immediately payable to Mr. McKnight based on the price per share of White River common stock received in the Merger, with such payment to be made in accordance with certain regulations under Internal Revenue Code Section 409A.  The Second Amendment also provides that so long as Mr. McKnight is employed by Coastal Credit or its successor, he will be eligible to participate in all present and future incentive compensation plans or arrangements available to senior management employees of Coastal Credit, White River, or their successors.  Finally, subsequent to the closing of the Merger, neither the execution of the Agreement and Plan of Merger dated November 15, 2012 between White River, Coastal Credit Holdings, Inc., and Coastal Credit Merger Sub, Inc. nor the execution and implementation of the Second Amendment will constitute “good reason” or a “change of control” under Mr. McKnight’s employment agreement, as amended.

The foregoing summary is qualified in its entirety by reference to the Second Amendment, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Forward-Looking Statements

Except for historical information contained herein, this document expresses “forward-looking statements” which are intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995, as amended.  Such matters include forward-looking statements regarding the prospective effects and timing of the proposed Merger.  Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions indicate forward-looking statements.  Those statements, including statements, projections, estimates or assumptions concerning future events or performance, and other statements that are other than statements of historical fact, are subject to material risks and uncertainties.  White River cautions readers not to place undue reliance on any forward-looking statements, which speak only as of the date made.  White River may make other written or oral forward-looking statements from time to time.  Readers are advised that various important factors could cause White River’s actual results or circumstances for future periods to differ materially from those anticipated or projected in such forward-looking statements.  Such factors, among others, include, but are not limited to, potential failure to obtain shareholder or regulatory approval for the Merger or to satisfy other conditions to the Merger on the proposed terms and within the proposed timeframe; changes in the estimate of non-recurring charges; costs or difficulties relating to integration matters might be greater than expected; material adverse changes in White River’s operations or earnings; changes in laws, regulations or accounting principles generally accepted in the United States; White River’s competitive position within the markets it serves; unforeseen downturns in the local, regional, or national economies or in the industries in which White River has credit concentrations; and other risks discussed in White River’s filings with the SEC, including its Annual Report on Form 10-K, which filings are available from the SEC.  White River undertakes no obligation to publicly update or revise any forward-looking statements.

Additional Information for Shareholders

In connection with the proposed Merger, White River will prepare a proxy statement to be filed with the Securities and Exchange Commission (“SEC”).  When completed, a definitive proxy statement and a form of proxy will be mailed to the shareholders of White River.  WHITE RIVER’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED MERGER BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.  White River’s shareholders will be able to obtain, without charge, a copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov.  White River’s shareholders will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by directing a request by mail or telephone to White River Capital, Inc., 6051 El Tordo, P.O. Box 9876, Rancho Santa Fe, California 92067, Attention: Corporate Secretary, or from White River’s website, http://www.whiterivercap.com.

White River and its directors and officers may be deemed to be participants in the solicitation of proxies from White River’s shareholders with respect to the special meeting of shareholders that will be held to consider the proposed Merger.  Information about White River’s directors and executive officers and their ownership of White River’s common stock is set forth in the proxy statement for White River’s 2012 annual meeting of shareholders, as filed with the SEC on Schedule 14A on March 30, 2012.  Shareholders may obtain additional information regarding the interests of White River and its directors and executive officers in the proposed Merger, which may be different than those of White River’s shareholders generally, by reading the proxy statement and other relevant documents regarding the proposed Merger, when filed with the SEC.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
99.1
Second Amendment to Employment Agreement and First Amendment to Amended and Restated Terms of Long-Term Cash Incentive Award dated as of November 15, 2012 between William E. McKnight, Coastal Credit, L.L.C., and White River Capital, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

White River Capital, Inc.
Date: November 20, 2012

	By:	/s/ Martin J. Szumski
Printed Name: Martin J. Szumski
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1
Second Amendment to Employment Agreement and First Amendment to Amended and Restated Terms of Long-Term Cash Incentive Award dated as of November 15, 2012 between William E. McKnight, Coastal Credit, L.L.C., and White River Capital, Inc.